EXHIBIT 10.1

EIGHTH AMENDMENT

TO

SENIOR REVOLVING CREDIT AGREEMENT

DATED AS OF SEPTEMBER 30, 2014

AMONG

HALCÓN RESOURCES CORPORATION,
AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

J. P. MORGAN SECURITIES LLC,

AS SOLE LEAD ARRANGER

J. P. MORGAN SECURITIES LLC AND WELLS FARGO SECURITIES, LLC,

AS JOINT BOOKRUNNERS

EIGHTH AMENDMENT
TO SENIOR REVOLVING CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO SENIOR REVOLVING CREDIT AGREEMENT (this “Eighth Amendment”) dated as of September 30, 2014 is among HALCÓN RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), each of the Lenders party to the Credit Agreement, BNP Paribas (the “New Lender”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.                                    Reference is made to that certain Senior Revolving Credit Agreement dated as of February 8, 2012 (as amended, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”; as amended by this Eighth Amendment, and as may be further amended, modified or supplemented the “Amended Credit Agreement”) among the Borrower, each of the Lenders party thereto (hereinafter referred to as the “Existing Lenders”) and the Administrative Agent, pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B.                                    The Borrower has requested and the Administrative Agent and each of the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.                                    The Existing Lenders have agreed among themselves to reallocate the Commitments, Aggregate Maximum Credit Amount, Applicable Percentages and Revolving Credit Exposures and to, among other things, allow the New Lender, in consultation with the Borrower, to become party to the Amended Credit Agreement as a Lender by acquiring an interest in the Commitments, Aggregate Maximum Credit Amount, Applicable Percentages and Revolving Credit Exposures.

D.                                    NOW, THEREFORE, to induce the Administrative Agent and each of the Lenders to enter into this Eighth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement.  Unless otherwise indicated, all section references in this Eighth Amendment refer to sections of the Amended Credit Agreement.

Section 2.                                                                   Assignment and Reallocation.

2.1                               Assignment and Reallocation among the Lenders.  The assignments by the Existing Lenders necessary to effect the reallocation of the Commitments, Aggregate Maximum Credit Amount, Applicable Percentages and Revolving Credit Exposures and the assumptions by the New Lender necessary for such New Lender to acquire such interests are hereby consummated

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pursuant to the terms and provisions of this Agreement and Section 12.04(b), and the Borrower, the Administrative Agent and each Lender, including the New Lender, hereby consummates such assignment and assumption pursuant to the terms, provisions and representations of the Assignment and Assumption attached as Exhibit F to the Credit Agreement as if each of them had executed and delivered an Assignment and Assumption (with the Effective Date (as defined therein) being the Effective Date set forth below); provided that (i) the Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 12.04(b)(ii)(C) with respect to such assignments and assumptions, and (ii) if the New Lender is a Foreign Lender it shall have delivered to the Borrower (with a copy to the Administrative Agent) the documentation required pursuant to Section 5.03(e).  On the Eighth Amendment Effective Date (as defined below) and after giving effect to such assignments and assumptions, the Applicable Percentage and Maximum Credit Amount of each Lender shall be as set forth in Annex I attached hereto.  The Existing Lenders and New Lender hereby agree that all payments (to the extent arising among such parties) necessary to effect the reallocations referred to in this Section 2.1 have been paid on or before the date hereof, including but not limited to such payments arising in relation to existing Loans and other outstanding obligations under the Credit Agreement, as applicable.

2.2                               Consent.  Each of the Administrative Agent and the Borrower hereby consents to (a) the reallocation of the Commitments, Aggregate Maximum Credit Amount, Applicable Percentages and Revolving Credit Exposures and (b) the New Lender’s acquisition of an interest in the Commitments, Aggregate Maximum Credit Amount, Applicable Percentages and Revolving Credit Exposures.  Each Lender, including the New Lender, hereby consents and agrees to the Applicable Percentages and Maximum Credit Amounts as set forth in Annex I attached hereto.  With respect to the foregoing assignments and assumptions, in the event of any conflict between this Agreement and Section 12.04(b), the parties hereto agree that the terms of this Eighth Amendment shall control.

2.3                               Borrowing Base Redetermination.  The parties hereto agree that, upon execution and delivery of this Eighth Amendment, the redetermination of the Borrowing Base in the amount of $1.05 billion (the “New Borrowing Base”) will be deemed to have been approved by each of the Lenders, as applicable, pursuant to Section 2.07(c)(iii) of the Amended Credit Agreement.  Solely with respect to the New Borrowing Base, all other conditions to the redetermination of the Borrowing Base pursuant to the terms of the Amended Credit Agreement are deemed satisfied or waived, as applicable, including but not limited to the requirement for a New Borrowing Base Notice under Section 2.07(d). The New Borrowing Base is deemed effective as of the date hereof.

Section 3.                                           Amendment to Credit Agreement.  Annex I of the Credit Agreement is hereby amended in its entirety to read as Annex I attached hereto.

Section 4.                                           Conditions Precedent.  This Eighth Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (such date, the “Eighth Amendment Effective Date”):

4.1                               Eighth Amendment.  The Administrative Agent shall have received a counterpart of this Eighth Amendment signed by the Borrower, the Guarantors, each of the Existing Lenders and the New Lender.

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4.2                               Fees.  The Administrative Agent, the Arranger and the Lenders shall have received all fees and other amounts due and payable on or prior to the Eighth Amendment Effective Date, including, to the extent invoice, reimbursement or payment in full of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Amended Credit Agreement.

4.3                               No Default; No Material Adverse Effect.  At the time of and immediately after giving effect to this Eighth Amendment, (a) no Default or Event of Default shall have occurred and be continuing and (b) no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

The Administrative Agent is hereby authorized and directed to declare this Eighth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.                                           Miscellaneous.

5.1                               Confirmation.  The provisions of the Amended Credit Agreement shall remain in full force and effect following the effectiveness of this Eighth Amendment.

5.2                               Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Eighth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Eighth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date; (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3                               Loan Document.  This Eighth Amendment is a Loan Document.

5.4                               New Lender Agreement and Representations.

(a)                                 The New Lender agrees to be bound by the provisions of the Amended Credit Agreement, and agrees that it shall, on the date hereof, become a Lender for all purposes of the Amended Credit Agreement to the same extent as if originally a party thereto.

(b)                                 The New Lender (a) represents and warrants that it is legally authorized to enter into the Amended Credit Agreement; (b) confirms that it has received a copy of the Amended Credit Agreement, together with copies of such other documents and information as it has deemed

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appropriate to make its own credit analysis and decision to enter into the Amended Credit Agreement; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Amended Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Amended Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender.

5.5                               Counterparts.  This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Eighth Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

5.6                               NO ORAL AGREEMENT.  THIS EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.7                               GOVERNING LAW.  THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.8                               Severability.  Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.9                               Successors and Assigns.  This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[This page intentionally left blank.  Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	HALCÓN HOLDINGS, INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HALCÓN ENERGY HOLDINGS, LLC
HALCÓN GULF STATES, LLC
HALCÓN OPERATING CO., INC.
HRC ENERGY RESOURCES (WV), INC.
HRC ENERGY LOUISIANA, LLC
HRC PRODUCTION COMPANY
HALCÓN FIELD SERVICES, LLC
HALCÓN LOUISIANA OPERATING, L.P.
HRC ENERGY, LLC
HRC OPERATING, LLC
HK ENERGY, LLC
HK ENERGY OPERATING, LLC
HK LOUISIANA OPERATING, LLC
HK OIL & GAS, LLC
HALCÓN WILLISTON I, LLC
HALCÓN WILLISTON II, LLC HK RESOURCES, LLC THE 7711 CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer, for and on behalf of each of the foregoing Guarantors

SIGNATURE PAGE – EIGHTH AMENDMENT
HALCÓN RESOURCES CORPORATION

ADMINISTRATIVE AGENT	JPMORGAN CHASE BANK, N.A.,
AND LENDER:	as Administrative Agent and Lender

	By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Authorized Officer

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	WELLS FARGO BANK, N.A.,
as Lender

	By:	/s/ Todd Fogh
Name: Todd Fogh
Title: Vice President

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BMO HARRIS FINANCING, INC.,
as Lender

	By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Managing Director

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BARCLAYS BANK PLC,
as Lender

	By:	/s/ Vanessa Kurbatsky
Name: Vanessa Kurbatsky
Title: Vice President

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	SUNTRUST BANK,
as Lender

	By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Vice President

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

	By:	/s/ Victor Ponce De Leon
Name: Victor Ponce De Leon
Title: Vice President

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	GOLDMAN SACHS BANK USA,
as Lender

	By:	/s/ Ashwin Ramakrishna
Name: Ashwin Ramakrishna
Title: Authorized Signatory

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	ROYAL BANK OF CANADA,
as Lender

	By:	/s/ Evans Swann, Jr.
Name: Evans Swann, Jr.
Title: Authorized Signatory

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BANK OF AMERICA, N.A.,
as Lender

	By:	/s/ Bryan Heller
Name: Bryan Heller
Title: Director

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	THE ROYAL BANK OF SCOTLAND PLC,
as Lender

	By:	/s/ James L. Mayes
Name: James L. Mayes
Title: Managing Director

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

	By:	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

	By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

	By:	/s/ Mark A. Roche
Name: Mark A. Roche
Title: Managing Director

	By:	/s/ Michael D. Willis
Name: Michael D. Willis
Title: Managing Director

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	NATIXIS, as Lender

	By:	/s/ Justin Bellamy
Name: Justin Bellamy
Title: Director

	By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	ING CAPITAL LLC, as Lender

	By:	/s/ Josh Strong
Name: Josh Strong
Title: Director

	By:	/s/ Juli Bieser
Name: Juli Bieser
Title: Director

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	COMERICA BANK, as Lender

	By:	/s/ William Robinson
Name: William Robinson
Title: Vice President

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

	By:	/s/ Lisa Wong
Name: Lisa Wong
Title: Vice President

	By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	SUMITOMO MITSUI BANKING CORPORATION, as Lender

	By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	THE BANK OF NOVA SCOTIA, as Lender

	By:	/s/ Alan Dawson
Name: Alan Dawson
Title: Director

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	KEYBANK NATIONAL ASSOCIATION as Lender

	By:	/s/ John Dravenstott
Name: John Dravenstott
Title: Vice President

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BNP PARIBAS as New Lender

	By:	/s/ Sriram Chandrasekaran
Name: Sriram Chandrasekaran
Title: Director

	By:	/s/ Julien Pecoud-Bouvet
Name: Julien Pecoud-Bouvet
Title: Vice-President

SIGNATURE PAGE — EIGHTH AMENDMENT

HALCÓN RESOURCES CORPORATION

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	7.19%	$107,777,777.77
Wells Fargo Bank, N.A.	7.19%	$107,777,777.77
BMO Harris Financing, Inc.	5.77%	$86,601,307.19
Capital One, National Association	5.77%	$86,601,307.19
SunTrust Bank	5.77%	$86,601,307.19
Royal Bank of Canada	5.77%	$86,601,307.19
Credit Agricole Corporate and Investment Bank	5.77%	$86,601,307.19
Natixis	5.77%	$86,601,307.19
Bank of America, N.A.	5.77%	$86,601,307.19
ING Capital LLC	5.77%	$86,601,307.19
BNP Paribas	5.77%	$86,601,307.19
Barclays Bank PLC	4.83%	$72,483,660.12
Goldman Sachs Bank USA	4.83%	$72,483,660.12
Credit Suisse AG, Cayman Islands Branch	4.36%	$65,424,836.61
The Royal Bank of Scotland plc	3.92%	$58,823,529.41
Deutsche Bank Trust Company Americas	3.92%	$58,823,529.41
Comerica Bank	2.95%	$44,248,366.02
Sumitomo Mitsui Banking Corporation	2.95%	$44,248,366.02
The Bank of Nova Scotia	2.95%	$44,248,366.02
KeyBank National Association	2.95%	$44,248,366.02
TOTAL:	100.0%	$1,500,000,000

ANNEX I